SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 31, 2004

OAKWOOD HOMES CORPORATION

(Exact name of registrant as specified in charter)

North Carolina	1-7444	56-0985879

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

7800 McCloud Road, Greensboro, North Carolina	27409-9634

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(336) 664-2400

Item 3. Bankruptcy or Receivership.

On November 15, 2002, Oakwood Homes Corporation (the “Company”) and 14 of its subsidiaries (collectively, the “Operating Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy laws (the “Bankruptcy Code” or “Chapter 11”) in the United States Bankruptcy Court in Wilmington, Delaware (the “Bankruptcy Court”). On March 5, 2004, 5 additional subsidiaries of the Company filed voluntary petitions for reorganization under Chapter 11 in the Bankruptcy Court (the “SPE Debtors,” and collectively with the Operating Debtors, the “Debtors”). The reorganization is being jointly administered under the caption “In re Oakwood Homes Corporation, et al” under case number 02-13396. The Debtors have been operating their business as debtors-in-possession pursuant to the Bankruptcy Code. As debtors-in-possession, the Debtors are authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Bankruptcy Court, after notice and an opportunity for a hearing.

On February 18, 2003, the Operating Debtors filed with the Bankruptcy Court the Joint Consolidated Plan of Reorganization of Oakwood Homes Corporation and Its Affiliated Debtors and Debtors-In-Possession (the “Original Plan”) and related Proposed Disclosure Statement (the “Original Disclosure Statement”). The Original Plan and the Original Disclosure Statement were filed with the Commission on March 4, 2003 as exhibits 99.2 and 99.3 to the Company’s Current Report on Form 8-K.

The Original Plan and Original Disclosure Statement were amended several times during the Operating Debtors’ bankruptcy proceedings. On June 19, 2003, the Operating Debtors filed with the Bankruptcy Court the First Amended Joint Consolidated Plan of Reorganization of Oakwood Homes Corporation and Its Affiliated Debtors and Debtors-In-Possession (the “First Amended Plan”) and related Proposed Disclosure Statement to the First Amended Plan (the “First Amended Disclosure Statement”). The First Amended Plan and the First Amended Disclosure Statement were filed with the Commission on June 26, 2003 as exhibits 99.1 and 99.2 to the Company’s Current Report on
Form 8-K.

On September 9, 2003, the Operating Debtors filed with the Bankruptcy Court the revised First Amended Joint Consolidated Plan of Reorganization of Oakwood Homes Corporation and Its Affiliated Debtors and Debtors-In-Possession (the “Revised First Amended Plan”) and related revised Proposed Disclosure Statement to the First Amended Plan (the “Revised First Amended Disclosure Statement”). The Revised First Amended Plan and Revised First Amended Disclosure Statement were filed with the Commission on September 12, 2003 as exhibits 99.1 and 99.2 to the Company’s Current Report on Form 8-K. On October 3, 2003 the Bankruptcy Court approved the Revised First Amended Disclosure Statement and authorized the Company to solicit a vote of its creditors to approve the Revised First Amended Plan.

On February 6, 2004, the Operating Debtors filed with the Bankruptcy Court the Second Amended Joint Consolidated Plan of Reorganization of Oakwood Homes Corporation and Its Affiliated Debtors and Debtors-In-Possession (the “Final Plan” or the “Plan”) and related revised Proposed Supplemental Disclosure Statement (the “Final Disclosure Statement”). The Final Plan and Final Disclosure Statement were filed with the Commission on February 17, 2003 as exhibit 99.1 to the Company’s Current Report on Form 8-K. On March 10, 2004, the Bankruptcy Court ordered the SPE Debtors’ Chapter 11 Cases to be jointly administered with the Operating Debtors. On March 16,

2004, the Bankruptcy Court conditionally approved the Final Disclosure Statement as to certain of the SPE Debtors. On March 31, 2004, the Bankruptcy Court entered an order confirming the Final Plan (the “Confirmation Order”) with certain modifications made to settle objections to the Final Plan with respect to the Company and 16 of the Debtor subsidiaries. The Confirmation Order is attached hereto as Exhibit 2.1 and reflects additional non-material amendments to the Final Plan. The Final Plan, as modified or amended by the Confirmation Order, is attached hereto as exhibit 2.2.

Summary of Terms of the Final Plan

The following summary of certain material terms of the Final Plan is subject to, and qualified in its entirety by reference to, the detailed provisions of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

The Final Plan provides for a Sale Option and a Stand Alone Option. The Sale Option would, among other things, provide for the sale of substantially all of the Debtors’ non-cash assets to Clayton Homes, Inc. (“Buyer”) pursuant to an Asset Purchase Agreement dated as of November 24, 2003 (the “Purchase Agreement”) for approximately $372,500,000 in cash, subject to certain adjustments. Under the Sale Option, the proceeds of the sale and liquidation of substantially all of the remaining assets of the Debtors will fund distributions to be made under the Plan. The Stand Alone Option provides for a recapitalization of the Debtors through the restructure, compromise and discharge of the Debtors’ existing creditor Claims and stockholder Interests in a manner intended to enable the Debtors to emerge from their Chapter 11 Cases as an integrated viable business. The Debtors presently intend to effect the transaction contemplated by the Sale Option on or about April 13, 2004, but in the event that the Purchase Agreement is terminated, the Debtors intend to effect the Stand Alone Option as soon as reasonably possible thereafter.

The Final Plan contains provisions governing, among other things:

I.	Treatment of Claims and Interests.

•	Unclassified Claims. Certain Claims are deemed Unclassified Claims under the Plan. Terms of payment to Holders of such Claims are as follows:

•	Administrative Claims. Subject to certain exception described in Section 3.1 of the Plan, unless the Holder of an Administrative Claim agrees to receive less favorable treatment, each Holder will be paid 100% of the unpaid allowed amount of the Claim in Cash.

•	Priority Tax Claims. Unless the Holder of a Priority Tax Claim agrees to receive less favorable treatment, each Holder will be paid 100% of the unpaid amount of the Claim in Cash. Under the Stand Alone Option, the Reorganized Stand Alone Debtors may opt to make distributions for such Claims (including interest) over an installment period of up to six years, subject to a pre-payment right at any time without premium or penalty.

•	Fee Claims. Unless the Holder of a Fee Claim agrees to receive less favorable treatment, each Holder will receive 100% of the unpaid allowed amount of the Claim in Cash.

•	OFC and OIC Tax Claims. Any OFC and OIC Tax Claims will be valid and fully enforceable against any Reorganized Sale Debtor after the Effective Date.

•	Classified Claims and Interests. Certain creditors’ Claims and stockholders’ Interests are deemed Classified Claims under the Plan. The following table sets forth the classification, status and voting rights of such Claims and Interests. The descriptions in this table are only summaries and do not include all terms and conditions of the Plan. You should consult Article IV of the Final Plan and Exhibit C to the Final Disclosure Schedule for a full description of the respective Classes and corresponding treatments under the Plan, especially as such treatments differ under the Sale Option as compared to the Stand Alone Option in many respects.

CLASS	CLAIM OR INTEREST	STATUS	VOTING RIGHTS

Class 1	Priority Non-Tax Claims	Unimpaired	Not entitled to vote; deemed to accept

Class 2A	Secured Tax Claims	Unimpaired	Not entitled to vote; deemed to accept

Class 2B	1997 Bonds Secured Claim	Unimpaired	Not entitled to vote; deemed to accept

Class 2C	1998 Bonds Secured Claim	Unimpaired	Not entitled to vote; deemed to accept

Class 2D	Auto Secured Claim	Unimpaired	Not entitled to vote; deemed to accept

Class 2E	Carolina Secured Claim	Unimpaired	Not entitled to vote; deemed to accept

Class 2F	First American Secured Claim	Unimpaired	Not entitled to vote; deemed to accept

Class 2G	Foothill Secured Claim	Unimpaired	Not entitled to vote; deemed to accept

Class 2J	Thomas Secured Claim	Unimpaired	Not entitled to vote; deemed to accept

Class 2K	U.S. Bank Secured Claim	Unimpaired	Not entitled to vote; deemed to accept

Class 2L	Other Secured and Setoff Claims	Unimpaired	Not entitled to vote; deemed to accept

Class 3	Convenience Claims	Impaired	Entitled to vote

Class 4A	Senior Note Claims	Impaired	Entitled to vote

Class 4B	Junior Note Claims	Impaired	Entitled to vote

Class 4C	REMIC Guarantee Claims	Impaired	Entitled to vote

Class 4D	Litigation Claims	Impaired	Entitled to vote

Class 4E	Other Unsecured Claims	Impaired	Entitled to vote

Class 6A	Non-Debtor-Held Interests	Impaired	Entitled to vote

II.	Consummation and Implementation of the Final Plan.

•	Under both the Sale Option and the Stand Alone Option, the Final Plan may not be consummated unless a number of conditions are satisfied or waived by the Debtors, the Creditors’ Committee, the Buyer and Berkshire. Such conditions to consummation are outlined in Section 5.2(a) and (b) of the Plan.

•	The means of execution and implementation of the Final Plan under both the Sale Option and the Stand Alone Option are outlined in Article VI of the Final Plan. The Sale Option will be implemented unless the Purchase Agreement is terminated. The Debtors may not terminate the Purchase Agreement and consummate the Stand Alone Option without the consent of the Creditors’ Committee. If the Purchase Agreement is terminated, the Plan will be implemented according to the Stand Alone Option.

•	The specific means of execution and implementation of the Plan under the Sale Option are outlined in Section 6.1(a)-(g) of the Plan. Among other things, under the Sale Option:

•	the Plan provides that all shares of Old Common Stock will remain outstanding on the Effective Date, although all such shares of Old Common Stock will no longer be transferable;

•	it is anticipated that the Debtors will be merged, liquidated or dissolved in accordance with state law on or around the Effective Date;

•	at least three entities wholly-owned by the Debtors (Oakwood Financial Corporation, Oakwood Investment Corporation and Oakwood Servicing Holdings Co., LLC. (and potentially other similar entities)) may become debtors and file motions and plans of reorganization to facilitate certain transfers; and

•	as of the Effective Date, an independent and disinterested designee appointed by the Bankruptcy Court will be empowered to take all necessary and appropriate corporate actions without further meetings or voting by shareholders, members or partners of the Debtors or holders of any other ownership interest in the Debtors.

•	The specific means of execution and implementation of the Plan under the Stand Alone Option are outlined in Section 6.2(a)-(k) of the Plan. Among other things, under the Stand Alone Plan:

•	ten million shares of New Common Stock will be issued to Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and 4E on a pro rata basis;

•	the Old Common Stock will be cancelled and Holders of the Old Common Stock will be issued New Warrants to purchase approximately 9% of Reorganized Stand Alone Oakwood, exerciseable upon the fulfillment of certain conditions resulting in a 100% recovery to the Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and 4E;

•	officers of the Debtors will remain as officers of the Reorganized Stand Alone Debtors; and

•	new boards of directors will be designated pursuant to the Plan.

•	In connection with the implementation of the Plan, a Liquidation Trust will be established for a term of five years from the Effective Date to facilitate the wind-up of the affairs of the Debtors. The Liquidation Trustee will be the exclusive trustee of the assets of the Liquidation Trust. The powers, rights, and responsibilities of the Liquidation Trustee and the terms of the Liquidation Trust under both the Stand Alone Option and the Sale Option are specified in the Liquidation Trust Agreement.

III.	Effects of Plan Confirmation.

•	As of the Effective Date, the Debtors and all successors in interest will be discharged from, and any liability extinguished, in connection with the commencement or continuation of any action, act to collect or attempt to recover against any Claim or Interest.

•	Any Cause of Action that a Debtor has against third parties arising before the Effective Date, whether known or unknown, survives the confirmation of the Plan.

•	Outstanding notes and other instruments evidencing Claims against the Debtors and all obligations of the Debtors with respect to such Claims will be cancelled and any rights thereunder terminated. As of the Effective Date, such notes and other instruments represent only the right to participate in the distributions, if any, contemplated by the Plan to the extent that such Claim is an Allowed Claim under the Plan.

•	All unreleased and undischarged Future Claims will be the responsibility and liability of the Reorganized Sale Debtors (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) and will not be the responsibility or liability of the Liquidation Trust or the Buyer.

•	Subject to certain exceptions outlined in Section 7.5 of the Final Plan and in the Confirmation Order, each Debtor will be deemed to have waived and released the other Debtors, the Creditors’ Committee, Berkshire and the Buyer (as well as officers, directors, members and certain other related parties) from all Causes of Action of the Debtors arising on or before the Effective Date.

•	Confirmation of the Plan will have the effect of permanently enjoining all persons who may have claims against or interests in the Debtors or the Liquidation Trust from taking certain actions to enforce their rights. The effect of such an injunction is discussed in detail in Section 7.8 of the Plan and in the Confirmation Order.

IV.	Treatment of Disputed Claims and Interests and Distributions Under the Plan.

•	On the Initial Distribution Date (or such other distribution date), the Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) will establish separate Disputed Claims Reserves to record and account for distributions of Cash to each of the relevant Classes (or group of Classes).

•	Under the Stand Alone Option, on the Effective Date, a Stand Alone Voting Trust will also be established to hold any New Common Stock or New Warrants in reserve for Disputed Claims or Interests for each of the relevant Classes (or group of Classes).

•	The Liquidation Trust and/or the Stand Alone Voting Trust will reserve the Ratable proportion of all Cash, New Common Stock, New Warrants or other property allocated for distribution on account of any Disputed Claim. All Cash (or other property) or New Common Stock or New Warrants allocable to the relevant Class (or group of Classes) will be distributed by the Liquidation Trust to the relevant Disputed Claims Reserve on the Initial Distribution Date (or such other distribution date).

•	A discussion of tax matters, methods of distribution, transfers of claims, de minimis distributions and certain other matters are outlined in Section 8.3 – 8.13 of the Plan.

V.	Executory Contracts and Unexpired Leases.

•	Assumption or Rejection of Executory Contracts and Unexpired Leases.

•	Under the Sale Option, all executory contracts and unexpired leases of the Debtors will be rejected, except for the following which will be deemed assumed and assigned or assigned to the Buyer:

•	executory contracts and unexpired leases of the Debtors listed in the Purchase Agreement;

•	executory contracts or unexpired leases assumed prior to entry of the Confirmation Order;

•	contracts or leases listed on the Executory Contract Schedule filed by the Debtors; and

•	Servicing Agreements.

•	Under the Stand Alone Option, all executory contracts and unexpired leases of the Debtors will be deemed assumed, except for the following which will be deemed rejected:

•	executory contracts or unexpired leases rejected prior to entry of the Confirmation Order;

•	contracts or leases listed on the Executory Contract Schedule filed by the Debtors; and

•	Servicing Agreements.

•	Procedures for Determining Cure Amounts. Unless otherwise noted in the Executory Contract Schedule or the Purchase Agreement, the cure amount for any executory contracts or unexpired leases will be $0.00. The procedures for resolving any disputes related to cure amounts is discussed in Section 9.3 of the Final Plan.

VI.	Disputed, Contingent and Unliquidated Claims and Interests.

•	The Claims/Interests Objection Deadline will be six months after the Effective Date, subject to extension by the Bankruptcy Court.

•	The Liquidation Trust (under the Sale Option) or the Reorganized Stand Alone Debtors (under the Stand Alone Option) have the exclusive responsibility for reviewing and objecting to the allowance of any Claim or Interest and may file any objection up to the Claims/Interests Objection Deadline.

•	Following the Effective Date, the Liquidation Trust or the Reorganized Stand Alone Debtors may compromise and settle any Disputed Claims or Interests provided that the Bankruptcy Court approve any compromise or settlement exceeding $25,000.00.

•	The Liquidation Trust or the Reorganized Stand Alone Debtors may request that the Bankruptcy Court enter an Estimation Order fixing the value of any Disputed Claim or

Interest. An Estimation Order may serve to limit the distribution made for a Disputed Claim or Interest, regardless of the amount finally allowed on account of such Claim or Interest.

Issuance of Common Stock

The Company currently has 9,536,610 shares of common stock issued and outstanding. Under the Sale Option, the Company would not issue any additional shares of its capital stock. Instead, all currently outstanding shares of common stock will remain outstanding although all such shares of common stock will no longer be transferable following the consummation of the Plan.

Under the Stand Alone Option, 20,000,000 shares of New Common Stock of the reorganized Company will be authorized under the reorganized Company’s amended and restated certificate of incorporation. In accordance with the Final Plan, 10,000,000 shares of New Common Stock and New Warrants to purchase 1,000,000 shares of New Common Stock would be issued and outstanding on or immediately after the Effective Date under the Stand Alone Option. The shares of New Common Stock would be issued to Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and 4E on a pro rata basis. Holders of the Old Common Stock will be issued the New Warrants, exerciseable upon the fulfillment of certain conditions resulting in a 100% recovery to the Holders of Allowed Claims in Classes 4A, 4B, 4C, 4D and 4E.

Information Regarding Assets and Liabilities

An unaudited consolidated balance sheet for the Company and its subsidiaries as of December 31, 2003 was filed with the Commission on February 17, 2004 with the Company’s Quarterly Report on Form 10-Q.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Exhibits. The following exhibit is filed herewith:

2.1	Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. §1129(a) and (b) Confirming, Second Amended Joint Consolidated Plan of Reorganization of Oakwood Homes Corporation and its Affiliated Debtors and Debtors-in-Possession, dated March 31, 2004.

2.2	Second Amended Joint Consolidated Plan of Reorganization of Oakwood Homes Corporation and its Affiliated Debtors and Debtors-in-Possession, dated February 6, 2004, as modified by the Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. §1129(a) and (b) Confirming, such Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKWOOD HOMES CORPORATION

Date: April 7, 2004	By:	/s/ Douglas R. Muir

Name: Douglas R. Muir
Title: Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
March 31, 2004	1-7444

OAKWOOD HOMES CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. §1129(a) and (b) Confirming, Second Amended Joint Consolidated Plan of Reorganization of Oakwood Homes Corporation and its Affiliated Debtors and Debtors-in-Possession, dated March 31, 2004

2.2	Second Amended Joint Consolidated Plan of Reorganization of Oakwood Homes Corporation and its Affiliated Debtors and Debtors-in-Possession, dated February 6, 2004, as modified by the Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. §1129(a) and (b) Confirming, such Plan.